UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): April 24, 2006
                                                   --------------

                        ATLANTIC LIBERTY FINANCIAL CORP.
                        -------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    000-49967                 16-1615014
-----------------------            ------------------         -----------------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


186 Montague Street, Brooklyn, New York                            11201
---------------------------------------                         ----------
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (718) 855-3555
                                                     --------------



                                 Not Applicable
                                ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.  02         Financial Condition and Results of Operations
                    ---------------------------------------------

                    On April 24, 2006 the Company reported earnings for the three months ended March 31, 2006. A press release is included as an exhibit.


Item 8.01           Other Events
                    ------------

Item 9.01           Financial Statements and Exhibits
                    ---------------------------------

                    (a)  Financial  Statements  of  businesses   acquired.   Not
                         Applicable.

                    (b)  Pro forma financial information. Not Applicable.

                    (c) Attached as an exhibit is Atlantic Liberty Financial Corp.'s (the "Company") press release announcing its March 31, 2006 earnings.

                    The following Exhibit is attached as part of this report:


                    99.1 Press release dated April 24, 2006 announcing the Company's financial results. The press release is included as an exhibit.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ATLANTIC LIBERTY FINANCIAL CORP.



DATE: April 24, 2006                          By: /s/ William M. Gilfillan
                                                  ------------------------------
                                                      William M. Gilfillan
                                                      Chief Financial Officer




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                                  EXHIBIT INDEX

         Exhibit No.               Description
         -----------               -----------

          99.1 Press release dated April 24, 2006 announcing March 31, 2006 earnings.